UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2019

Gevo, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35073	87-0747704
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

345 Inverness Drive South, Building C, Suite 310 Englewood, CO 80112
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (303) 858-8358

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of exchange on which registered
Common Stock, par value $0.01 per share	GEVO	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective July 23, 2019, Carolyn Romero was named as Vice President - Controller of Gevo, Inc. (the “Company”), and was also designated as the Company’s principal accounting officer for Securities and Exchange Commission (“SEC”) reporting purposes.

Ms. Romero, age 61, has been an SEC and Technical Accounting Consultant since November 2017 and also from July 2011 until January 2015. Previously, Ms. Romero served as Chief Financial Officer of Mountain States Rosen, LLC from January 2017 until October 2017. She also served as Senior Director, Corporate Controller of Webroot Inc. from January 2015 until December 2016. From February 2010 until July 2011, she served as Director, Assistant Corporate Controller of Advanced Energy Industries, Inc. Ms. Romero served as Manager, Financial Reporting of Woodward Governor Company from August 2007 until December 2009. She was an Audit Partner with Gordon Hughes and Banks, LLC from January 2004 to December 2005. Ms. Romero was an Audit and Litigation Partner at Karsh Consulting, LLC from January 1993 to January 2004. Ms. Romero also previously served as an Audit Manager for Deloitte & Touche LLP. Ms. Romero holds a bachelor’s degree in accounting and finance from the University of Illinois and Masters of Business Administration from Colorado State University, and she is an active Certified Public Accountant in the State of Colorado.

In connection with her employment, Ms. Romero’s initial annual base salary will be $220,000, subject to annual adjustment by the Board of Directors of the Company (the “Board”), and she will be eligible to participate in the Company’s bonus and equity programs at the discretion of the Board. Ms. Romero will also participate in the benefit programs generally provided to other employees of the Company.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEVO, INC.

Dated: July 25, 2019	By:	/s/ Geoffrey T. Williams, Jr.
Geoffrey T. Williams, Jr.
General Counsel and Secretary